Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies (Abstract)
Commitments and Contingencies
16.        Commitments and Contingencies:

Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels.

a.    The Company commenced in 2008 an arbitration proceeding as claimant against Oldendorff Gmbh & Co. KG of Germany ("Oldendorff"), seeking damages resulting from Oldendorff's repudiation of a charter party relating to the vessel Star Beta. Under the terms of the settlement agreement dated April 1, 2011 Oldendorff paid to the Company an amount of $9,000 which is included under "Other operational gain" in the accompanying consolidated statements of operations (Note 10).

b.      Arbitration proceedings commenced in 2009 pursuant to disputes that have arisen with the charterers of the vessel Star Alpha.  The disputes relate to vessel performance characteristics and hire. Star Bulk was seeking damages for repudiations of the charter party due to early redelivery of the vessel as well as unpaid hire of $2,096, while the charterers were seeking contingent damages resulting from the vessel's off-hire. The charterers subsequently entered into liquidation. Pursuant to a settlement agreement between the Company, the liquidator of the charterers and the sub charterers, entered into February 2011, the arbitration proceedings were discontinued and each party released each other from its respective claim. An amount of $2,096 is included under "Bad debt expense" in the accompanying consolidated statement of operations for the year ended December 31, 2010, associated with the write-off of this charterer's balance.

c.      Arbitration proceedings against TMT seeking damages resulting from TMT's repudiation of the charter party of the vessel Star Ypsilon due to the nonpayment of charterhire of $2,606 related to this vessel were discontinued in October 2010.  During the months June and July 2010 the Company received the amount of $2,082 for unpaid charter hire, bunkers and interest. A final settlement was reached during October 2010 in which the Company received the amount of $22,222, which is included under "Other operational gain" for the year ended December 31, 2010, associated with the settlement of the unrealized revenues due to the early termination of the time charter of the vessel that occurred in July 2009 (Note 10).

d.      The Company commenced arbitration proceedings against Ishhar Overseas that was the previous charterer of the vessels Star Epsilon and Star Kappa. The Company seeked damages for repudiations of the charter parties due to early redelivery of the vessel as well as unpaid hire of $1,949.  The Company pursued an interim award for such nonpayment of charterhire and an award for the loss of charterhire for the remaining period of the charterparties. Claim submissions were filed. As of December 31, 2011, the Company determined that this amount was not recoverable and recognized a provision for doubtful receivables, amounting to $1,949, which is included under "Bad debt expense" in the accompanying consolidated statements of operations.

e.      During July 2010, a dispute arose between the Company and Deiulemar that was the charterer of the vessel Star Beta, for due hire and damages for the late redelivery of the vessel amounting to $1,732 which is included under "Trade accounts receivable, net" in accompanying consolidated balance sheets, while the charterers have a counterclaim for the vessel's performance. Pursuant to a settlement agreement signed on February 20, 2012, the Company received the amount of $1,040, the arbitration proceedings were discontinued and each party released each other from its respective claim. This event qualifies as an adjusting subsequent event under ASC 855 "Subsequent Events" and therefore the Company recognized a respective provision, amounting to $692, which is included under "Bad debt expense" in the accompanying consolidated statements of operations.

f.      In February 2011, Korea Line Corporation ("KLC"), charterers at the time of the vessel Star Gamma and of the vessel Star Cosmo commenced rehabilitation proceedings in Seoul, Korea. Under the rehabilitation plan approved by the KLC's creditors on October 14, 2011, the Company was entitled to receive an amount of $6,839, 37% of which will be repaid in cash over a period of ten years and the remaining 63% shall be converted into KLC's shares. The Company will receive one common share of KLC with par value of KRW 5,000 (approx. $0.0045) for each KRW 100,000 (approx. $0.09) of claim. Based on the terms of the rehabilitation plan, the shares of KLC will be locked up for six months before trade. The Company does not expect, that will have either control or significant influence over KLC as a result of the shares entitled to receive under the terms of the rehabilitation plan. In addition, the Company entered into a direct agreement with the KLC under which the Company received an amount of $172 in October 2011 and will receive an amount of $172 in October 2012 as part of the due hire for the Star Gamma. Finally, the Company entered into two tripartite agreements with KLC and the sub-charterers of the vessels Star Gamma and Star Cosmo following the exercise of liens on the subhires due to KLC. Under these agreements the Company received an amount of $86 from the Star Gamma subcharter in December 2011 and an amount of $121 in March 2012 from the Star Cosmo subcharterer. As of December 31, 2011, the Company determined that an amount of $498 is not recoverable due to the long term time period of KLC's rehabilitation plan and the uncertainty surrounding the continuation of KLC's operations and recognized a corresponding provision which is included under "Bad debt expense" in the accompanying consolidated statements of operations.

On September 29, 2010, the Company agreed with a third party to sell its  45% interest in the future proceeds related to the recovery  of several commercial claims (Note 16(a) and Note 16(d)) against a consideration of $5,000 which is included under "Other operational gain" in the accompanying consolidated statements of operations. This amount was collected in October 2010 (Note 10).

In July 2011, the Company posted a cash collateral of €340,000 (approx. $440), in Spain for the Star Cosmo which had allegedly discharged oily water while sailing in Spanish waters in May 2011.  Administrative investigations commenced locally.  The Company is not aware, pending the outcome of the investigation, whether there is a probable liability nor can it estimate its exposure. Up to $1 billion of the liabilities associated with the individual vessels' actions, mainly for sea pollution, are covered by the Protection and Indemnity (P&I) Club Insurance. The cash collateral of €340,000 has been released to the Company in March 2012, after being replaced by a P&I Letter of undertaking. The Company has not accrued any amount for the specific case.

Future minimum contractual charter revenue

Future minimum contractual charter revenue, based on vessels committed to non-cancelable, time charter contracts net of address commission as of December 31, 2011 will be:

Years ending December 31,	Amount*
2012	$55,706
2013	38,599
2014	22,404
2015	16,950
2016	8,762
2017 and thereafter	40,664
Total	$183,085

*           These amounts do not include any assumed off-hire except for the scheduled interim and special surveys of the vessels.